ASSUMPTION AND RELEASE AGREEMENT


         This Assumption and Release Agreement ("Release") is entered into and effective as of December 3, 1996, by and between INTEK Diversified Corporation ("INTEK"), Midland USA, Inc. ("MUSA"), a wholly owned subsidiary of INTEK, and Securicor Communications Limited ("Securicor"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan
Agreement (the "Loan Agreement") dated as of September 19, 1996, between Securicor and MUSA.

         WHEREAS, MUSA and Securicor entered into (a) the Loan Agreement and (b) the Security Agreement, dated as of September 19, 1996 (the "Security Agreement"), pursuant to which MUSA granted a security interest in the collateral described therein (the "Collateral") for the purpose of securing the obligations under the Loan Agreement to Securicor;

         WHEREAS, in connection with the Loan Agreement, INTEK and Securicor entered into a Non-Recourse Guaranty and Pledge
Agreement, dated as of September 19, 1996 (the "Pledge
Agreement"), pursuant to which INTEK granted a security interest in the collateral described therein (the "Pledge Agreement
Collateral") and a guarantee of prompt payment and performance of MUSA's obligations under the Loan Agreement;

         WHEREAS, pursuant to MUSA's obligations under the Loan
Agreement, MUSA made and delivered to Securicor a Revolving
Credit Note, dated September 19, 1996, for the amount of $15,000,000 (the "Note");

         WHEREAS, in connection with that certain Amended and Restated Sale of Assets and Trademark Agreement, dated as of September 19, 1996, by and between INTEK, Simmonds Capital Limited, an Ontario corporation, and Midland International Corporation, a Delaware corporation, INTEK agreed to assume the obligations and liabilities of MUSA under the Loan Agreement; and

         WHEREAS, as of the date hereof, the Loan Agreement is being amended and restated (the "Amended and Restated Loan Agreement") so as to, among other things, confirm the substitution of INTEK as the "Borrower" thereunder and provide for certain other matters.

         NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, INTEK, MUSA and Securicor hereby agree as follows:

         1. INTEK hereby expressly assumes all outstanding obligations and liabilities of MUSA under the Loan Agreement ("Assumed Obligations"), which Assumed Obligations shall become part of the obligations and liabilities of INTEK under the Amended and Restated Loan Agreement.

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         2.       Securicor does hereby release, acquit and forever
discharge, effective as of the date first above written, each and every security interest, lien, charge, encumbrance or other interest granted to it with respect to Collateral under the Security Agreement. Upon the execution and delivery of this Release, Securicor shall deliver to MUSA such termination statements on Form UCC-2 and other releases as are necessary to effectuate the releases contemplated by this Section 2. MUSA and Securicor agree that the Security Agreement is hereby terminated.

         3. Securicor does hereby release, acquit and forever discharge, effective as of the date first abovewritten, each and every security interest, lien, charge, encumbrance or other interest granted to it with respect to Pledge Agreement
Collateral. Upon the execution and delivery of this Release, Securicor shall deliver to INTEK such termination statements on Form UCC-2 and other releases as are necessary to effectuate the releases contemplated by this Section 5. INTEK and Securicor agree that the Pledge Agreement is hereby terminated and INTEK acknowledges receipt of the stock certificate # 1 issued by MUSA to INTEK and previously delivered to Securicor pursuant to the Pledge Agreement.

         4. Securicor does hereby release, acquit and forever discharge, effective as of the date first above written, MUSA and its successors and assigns from any and all outstanding obligations and liabilities under the Loan Agreement. MUSA and Securicor agree that the Loan Agreement is hereby terminated. Securicor hereby cancels the Note and releases, acquits and forever discharges, effective as of the date first above written, MUSA and its successors and assigns from any and all outstanding obligations and liabilities under the Note.

         5. Securicor shall execute and deliver upon MUSA's or INTEK's request therefor any and all termination statements, additional agreements, releases, and other documents reasonably necessary to effectuate the releases and terminations contemplated by this Release.

         6. In the event of any inconsistency between this Release and the Loan Agreement, the terms of this Release shall prevail and be binding on the parties hereto, however, in any event it is understood and agreed that INTEK shall be released hereby from any of its obligations, covenants or agreements under or in connection with the Amended and Restated Loan Agreement.

         7. This Release shall be binding upon and shall inure to the benefit of each of the parties to this Release and its successors and assigns.

         8. This Release shall be governed by and construed in accordance with the internal substantive laws of the State of California.


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         9.       INDEMNIFICATION.  From and after the Closing, but
subject to the conditions and limitations set forth in this Assumption and Release Agreement, INTEK shall defend, indemnify and save MUSA and its directors, officers, employees, affiliates, agents, successors and assigns harmless from and against any and all loss, cost, damage or expense (including attorneys' fees) whatsoever (the "Damages") resulting from or arising out of the Assumed Obligations, whether arising prior to, on or after the Effective Date.

         10. NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopy, or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered by hand, if to INTEK at:

INTEK Diversified Corporation
970 West 190th Street, Suite 720
Torrance, California 90502
Attention: David Neibert
Telecopy No.: (310) 366-7712

with a copy to:

Manatt, Phelps & Phillips, LLP
11355 West Olympic Boulevard
Los Angeles, California 90064
Attention: Nancy H. Wojtas, Esq.
Telecopy No.: (310) 312-4224

to MUSA at:

Midland USA, Inc.
970 West 190th Street, Suite 720
Torrance, California 90502
Attention: David Neibert
Telecopy No.: (310) 366-7712

with a copy to

Kohrman, Jackson & Krantz, P.L.L.
One Cleveland Center
1375 East 9th Street
Cleveland, Ohio 44114
Attention: Steven Wasserman, Esq.
Telecopy No.: (216) 621-6536

to Securicor at:

Securicor Communications Limited
Sutton Park House
15 Carshalton Road
Sutton, Surrey SM I 4LD England

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Attention:
Telecopy: (181)770-7000

with a copy to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention:  Howard Chatzinoff, Esq.
Telecopy:  (212) 310-8007

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telegraphed, telexed, telecopied, cabled or delivered, be effective seven days after being deposited in the mail in the United States, or when delivered to the telegraph company, confirmed by telex answerback, telecopied with confirmation or receipt, delivered to the cable company, or delivered by hand to the addressee or its agent, respectively.

         11. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing, approved and signed by the parties hereto and then any such waiver or consent shall only be effective in the specific instance and for the specific purpose for which given.

         12.      NO WAIVER: REMEDIES.

                  (a) No failure on the part of either party to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative, may be exercised singly or concurrently, and are not exclusive of any remedies provided by law.

                  (b) Failure by any party at any time or times hereafter to require strict performance by any other person of any of the provisions, warranties, terms or conditions contained herein shall not waive, affect or diminish any right of any party at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of any party, or any agent, officer or employee of such party.

         13. SUCCESSORS AND ASSIGNS. This Agreement and all obligations of the parties hereunder shall be binding upon the successors and assigns of such parties.

         14.      GOVERNING LAW.  This Agreement shall be governed by,

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and be construed and interpreted in accordance with, the law of the State of California. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement.

         15. SECTION TITLES. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

         IN WITNESS WHEREOF, the parties have entered into this Release as of the date first written above.


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